ADVANCED AERODYNAMICS & STRUCTURES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 20, 1998




TO THE SHAREHOLDERS OF
ADVANCED AERODYNAMICS & STRUCTURES, INC.:

         You are cordially invited to attend the Annual Meeting of Shareholders of Advanced Aerodynamics & Structures, Inc. ("AASI" or the "Company") , which will be held in the Earhart Room, Marriott Hotel, 4700 Airport Plaza Drive, Long Beach, California 90815, on Monday, July 20, 1998, at 10:00 a.m. Pacific time, to consider and act upon the following matters:

         1.       The election of directors;

         2.       Approval of the Company's 1998 Stock Option Plan;

         3. Ratification of the selection of Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 1998; and

         4. Such other business as may properly come before the Meeting or any adjournments of the Meeting.

         Only holders of record of Common Stock of the Company at the close of business on May 31, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                          By Order of the Board of Directors



                                          Carl Chen, Ph.D.
                                          Chairman of the Board,
                                          President and Chief Executive Officer

3501 Lakewood Blvd.
Long Beach, California 90808
(562) 938-8618
June 1, 1998

                                 PROXY STATEMENT

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.

                             3501 Lakewood Boulevard
                          Long Beach, California 90808
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 20, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the Company) for use at the Annual Meeting of Shareholders to be held in the Earhart Room, Marriott Hotel, 4700 Airport Plaza Drive, Long Beach, California 90815, on Monday, July 20, 1998, at 10:00 a.m. Pacific time, and at any and all adjournments thereof (the Annual Meeting), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A Shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The close of business on May 31, 1998 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting. As of the record date, the Company had outstanding: 6,999,676 shares of Class A Common Stock, par value $.0001 per share; 1,900,324 shares of Class B Common Stock, par value $.0001 per share; 4,000,000 shares of Class E-1 Common Stock, par value $.0001 per share; and 4,000,000 shares of Class E-2 Common Stock, par value $.0001 per share. The Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock are substantially identical, except that the holders of Class A Common Stock have the right to cast one vote, and the holders of Class B Common Stock, Class E-1 Common Stock, and Class E-2 Common Stock have the right to cast five votes, for each share held of record on all matters submitted to a vote of the holders of Common Stock, including the election of directors. The Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock vote together as a single class on all matters on which stockholders may vote, including the election of directors, except when voting by class is required by applicable law. Holders of the Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably, as a single class, in all of the assets of the Company available for distribution to the holders of shares of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Company. Except as described herein, no preemptive, subscription, or conversion rights pertain to the Common Stock and no redemption or sinking fund provisions exist for the benefit thereof.

         The Company's principal executive offices are located 3501 Lakewood Blvd., Long Beach, California 90808. This Proxy Statement and the accompanying proxy will be mailed to Shareholders on or about June 1, 1998.

                              ELECTION OF DIRECTORS

         In accordance with the Certificate of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the Shareholders of the Company, directors are elected for a one year term. The Board of Directors is currently set at six members. The Board of Directors proposes the election of the nominees named below.


     Pursuant to the Certificate of Incorporation of the Company and Delaware General Corporaiton Law, the Board of Directors by unanimous written consent dated July 31, 1997, amended the Bylaws of the Company to eliminate cumulative voting. There is no cumulative voting for the election of directors.


         Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below, and the votes will be distributed equally among the nominees. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                           Carl Chen, Ph.D.
                           Gene Comfort
                           C.M. Cheng
                           Steve Gorlin
                           James A. Lovell
                           S. B. Lai, Ph.D.

         If elected, the nominees are expected to serve until the 1999 Annual Meeting of Shareholders.

Information with Respect to Each Nominee and Executive Officers.

         The following table sets forth certain information with respect to each nominee and executive officer of the Company as of March 31, 1998.


Name                      Age        Position
Carl Leei Chen, Ph.D.     51         Chairman of the Board, President, Chief
                                     Executive Officer, Director and Director
                                     Nominee
Gene Comfort              54         Executive Vice President, General Manager,
                                     Director and Director Nominee
C.M. Cheng                51         Consultant to the Company, Director and
                                     Director Nominee
Steve Gorlin              60         Director and Director Nominee

Name                      Age        Position
James A. Lovell           69         Director and Director Nominee
S. B. Lai, Ph.D.          46         Director and Director Nominee
Other Officers:
William V. Leeds          54         Senior Vice President - Operations
David M. Turner, CPA      62         Chief Financial Officer
Arthur Ruff               64         Vice President  - Manufacturing



         Directors serve until the next annual meeting or until their successors are elected or appointed. All officers are appointed by and serve at the discretion of the Board of Directors, other than Dr. Chen, who has an employment agreement with the Company. See Management - Employment Agreement. There are no family relationships between any directors or officers of the Company.

         Dr. Carl L. Chen is the founder of the Company and has been its President and a director since the Company's incorporation in January 1990 and the Chief Executive Officer of the Company since December 1994. From January 1992 to October 1995, Dr. Chen served as President, and since January 1992 has been a minority stockholder, of Union China Investment and Development Group, Inc. (Union China), a company located in Monterey Park, California, which was formed to invest in commercial real estate. Union China confirmed a plan of reorganization pursuant to Chapter 11 of the Federal bankruptcy laws in August 1995. The bankruptcy case for Union China was closed in May 1996 pursuant to a Final Decree and Order Closing Case entered by the Bankruptcy Court for the Central District of California. Since January 1992, Dr. Chen has served as the President of California Aerospace Technology, Inc., a consulting company for the satellite industry, located in Monterey Park, California. Dr. Chen was Chairman of SIDA Corporation, a high technology trading company located in Monterey Park, California, from 1989 to May 1996. Prior to founding the Company in 1990, Dr. Chen was a Satellite System Engineering Manager at Hughes Space and Communications, Inc. for 15 years. Dr. Chen has a Ph.D. in Engineering from the California Institute of Technology and Masters Degrees in Control Engineering and Aerospace Engineering from UCLA and West Virginia University, respectively. Dr. Chen is a graduate of the Owner/President Management program at the Graduate School of Business Administration of Harvard University.

         Gene Comfort has been the Executive Vice President and General Manager of the Company since September 1995 and a director since May 1996. From July 1993 to September 1995, Mr. Comfort was the Vice President-Marketing of the Company, and he was the Director of Marketing of the Company from April 1991 to July 1993. Mr. Comfort has been involved in the aircraft industry for over 25 years in a variety of marketing, sales and management positions. Mr. Comfort is a single and multi engine rated pilot.

         C.M. Cheng is a consultant to the Company and has served as a director of the Company since June 1996. Since April 1996, Mr. Cheng has been a Vice President of Eurotai International, Ltd., a private company located in Taipei, Taiwan, which distributes health food products. From 1984 to April 1996, Mr. Cheng served as a Vice President, Director of the Office of the President, and Manager of Corporate Planning with Taiwan Yeu Tyan Machinery, Mfg. Co. Ltd., a public company located in Taipei, Taiwan, which manufactures automobiles and heavy equipment. From 1980 to 1983, Mr. Cheng was an Associate Professor of Economics and Management at Taiwan National Sun-Yet-Sen University. Mr. Cheng is the director of Harpa Limited, a corporation organized under the laws of the Cayman Islands (Harpa), a principal stockholder of the Company. See Certain Relationships and Related Transactions and Principal Shareholders.

         Steve Gorlin has served as a director of the Company since July 1996. Over the past twenty-five years, Mr. Gorlin has founded several biotechnology and pharmaceutical companies, including Hycor Biomedical, Inc., Theragenics Corporation, CytRx Corporation, and Medicis Corporation, which are public companies, and SeaLite Sciences, Inc., which is a private company. Mr. Gorlin founded, and served as Chairman of the Board of, EntreMed Inc., a public company, from its inception in 1991 until December 1995 (EntreMed was privately held during his tenure). He founded, and is a member of the Board of Directors of, Perma-Fix Environmental Services, Inc., a public company involved in the disposal of hazardous waste. Mr. Gorlin also established the Touch Foundation, a non-profit organization for the blind. He is a single and multi-engine pilot.

         James A. Lovell Jr. is the former spacecraft commander of the Apollo 13 mission. He currently is the President of Lovell Communications, a business devoted to disseminating information about the United States Space Program. Prior to that he was Executive Vice President of Centel Corporation. Mr. Lovell is a Fellow in the Society of Experimental Test Pilots and a member of the Golden Eagles. He has been granted many honors and awards, including the Presidential Medal for Freedom, the French Legion of Honor and the Congressional Space Medal of Honor. In 1994 he and Jeff Kluger wrote Lost Moon, the story of the Apollo 13 mission.

         S. B. Lai has served as director of the Company since October 1997. Mr. Lai is currently a Professor with the Graduate School of Business Administration, National Chengchi University, Republic of China; the Secretary General, Chinese Management Association, Republic of China; a third term Republic of China National Assemblyman, Republic of China; and is Judge and Committeeman of the National Quality Award. Over the past five years, Mr. Lai has also served as a Director of the Ta-Yeh University, Republic of China; Secretary General of the Chinese Management Association, Republic of China; and is a consulting committeeman for the Ministry of Economic Affairs and the Ministry of Education Affairs of the Republic of China. Mr. Lai received a BSME and MBA from National Cheng-Kung University and a MSISE and Ph.D from the University of Southern California.

         William V. Leeds served as the Senior Vice President of the Company from 1991 to September 1994 and acted as a consultant to the Company on an as-needed basis since that time and rejoined the company as an officer in January of 1997. He was one of the key employees responsible for obtaining the Type Certificate for the JETCRUZER 450. From October 1994 until January 1997, Mr. Leeds has served as the General Manager of Aerostar Corporation, a private company located in the State of Washington engaged in the development and sale of small aircraft. From February 1986 to January 1990, Mr. Leeds was the General Manager of Quiet Nacelle Corp., a private company which retrofits aircraft engine nacelles for noise reduction. Mr. Leeds has an Aeronautical Engineering Degree from Northrop Institute of Technology and is an FAA Structure Designated Engineering Representative (DER). He is a single engine, instrument rated pilot.

         David M. Turner, CPA joined the Company in January 1997. Prior to that, from 1994, he served as the Chief Financial Officer of Taitron Incorporated, a publicly held company that distributes discrete semiconductors. From 1991 to
1994, Mr. Turner was President and sole owner of Maynard Enterprises, Incorporated, a privately held consulting business working primarily in the health care industry. From 1988 to 1991, Mr. Turner was the Chief Financial Officer and Corporate Vice President of Finance of the Greater Southeast Management Company, a Washington D.C. company that operated an inner city health care system, which included two hospitals, three nursing homes and several subsidiary health care companies in the Mid Atlantic area. During the same period, Mr. Turner was President and a Director of Greater Southeast Asset Management Company, the asset-holding subsidiary of the Greater Southeast Healthcare System. Mr. Turner received a Master of Business of Administration from the University of Cincinnati.

         Arthur Ruff ("Auts") joined the Company in January 1998 as Vice President-Manufacturing. Prior to joining the Company, from 1996, he served as Vice President of Operations for Troll Technology, a manufacturer of television transmission and control systems for helicopters and ground equipment. From 1994 to 1996, Mr. Ruff was Director of Operations for Vemco Corporation, manufacturer of precision high-pressure regulators. From 1992 to 1994, he worked as an Independent Manufacturing Industry Consultant, specializing in the redesign, revitalization, and turnaround of non-performing operations. Other aerospace and aircraft experience includes: Director of Manufacturing, Cessna Aircraft Company; Manager of Manufacturing Operations, Martin Marietta Missle Systems; and Director of Operations, Sargent Fletcher Company. Mr. Ruff is a licensed pilot and has an MBA in Industrial Management from the University of Denver and a BS in Industrial Technology from the University of Maryland. He is a registered Professional Engineer, Certified Manufacturing Engineer and a member of the Society of Manufacturing Engineers.

         The Board of Directors held three meetings in 1997 and all Directors were present at each meeting. The Board of Directors has a Compensation Committee, which makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company. The members of the Compensation Committee are Messrs. Lai, Gorlin and Lovell. The Board of Directors also has an Audit Committee which reviews the results and scope of the audit and other accounting related matters. The members of the Audit Committee are currently Messrs. Lai and Lovell. Both committees held three meetings during 1997.

         The Company has agreed to nominate a designee of the Underwriter of its recent public offering who is reasonably acceptable to the Company for election to the Company's Board of Directors, if so requested by the Underwriter, for a period of five years from December 6, 1996.

                            APPROVAL OF THE COMPANY'S
                             1998 STOCK OPTION PLAN

         There will be presented to the Annual Meeting a proposal to ratify the 1998 Stock Option Plan. The Board of Directors and management recommend that stockholders vote FOR approval of the 1998 Stock Option Plan.

         On March 2, 1998, the Board of Directors authorized the adoption of the 1998 Stock Option Plan. The proposal to ratify the 1998 Stock Option Plan is recommended by the Board of Directors because it considers it to be in the best interests of the Company and its stockholders. The Stock Option Plan is designed to serve as an incentive to directors, officers, and key employees and contractors to focus their services on achieving superior earnings performance and increasing the value of the stockholders' proprietary interest in the Company. A maximum of 500,000 aggregate shares are reserved for issuance under the Stock Option Plan. The Stock Option Plan vests broad discretionary power in the Plan Committee, including the power to (i) select eligible optionees to be granted stock options, (ii)) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment. The Stock Option Plan will terminate on March 1, 2008 unless sooner terminated by the Board. No options may be granted after termination of the Stock Option Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the Stock Option Plan will dilute the voting power of current stockholders. The extent of dilution will depend on the number of options exercised and difference between the option exercise price and the market price for the Common Stock at the time of exercise.

         The foregoing summary of the Stock Option Plan is qualified in its entirety by the terms of the plan, which is available for review at the principal office of the Company. The Board of Directors believes that any effect the Stock Option Plan will have in diluting the voting power of current stockholders will be exceeded by the effect of the plan to attract and retain the services of experienced and knowledgeable directors, officers, employees and other eligible service-providers who will contribute to the profitability and value of the current stockholders' holdings in the Company.


                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has authorized the firm of Ernst & Young LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 1998. A representative of Ernst & Young LLP, will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Ernst & Young LLP will be available to respond to appropriate questions.


                                   MANAGEMENT

Executive Compensation

         The following tables set forth certain information as to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers whose total annual salary and bonus for the fiscal year ending December 31, 1997 exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation(1)
                                       ------------------------------------------------
                                                                             Other
     Name and Principal Position      Year        Salary       Bonus      Compensation
---------------------------------------------------------------------------------------
Carl L. Chen, Ph.D.                   1997       $200,000       $0          $39,248(5)
   Chairman and Chief Executive       1996       $304,099       $0         $242,763(2)
   Officer                            1995        $53,000(3)    $0         $242,000(2)

Gene Comfort                          1997       $150,000       $0               $0
   Executive Vice President           1996       $136,276       $0          $33,000(4)
                                      1995        $90,000       $0               $0

William V. Leeds                      1997       $110,769       $0               $0
   Senior Vice President              1996             $0       $0               $0
                                      1995             $0       $0               $0

(1) The compensation described in this table does not include medical insurance, retirement benefits and other benefits which are available generally to all employees of the Company and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.

(2) Represents the approximate fair market value of 135,416 shares of Class B Common Stock, 270,832 shares of Class E-1 Common Stock, and 270,832 shares of Class E-2 Common Stock issued to Dr. Chen in June 1996 and earned by him under the New Management Agreement during 1995. See Certain Relationships and Related Transactions.

(3) Pursuant to the New Management Agreement which became effective on January 29, 1995 (the "New Management Agreement"), Dr. Chen was entitled to receive a salary of $323,000 in 1995. This amount was accrued and unpaid as of December 31, 1995. In May 1996, Dr. Chen agreed to convert $300,000 of such accrued amount into 16,724 shares of Class B Common Stock, 33,448 shares of Class E-1 Common Stock and 33,448 shares of Class E-2 Common Stock and to receive the remainder in cash. See Certain Transactions and Note 7 of Notes to Financial Statements. $30,000 of the amount stated reflects the approximate fair value of such shares. In May 1996, the New Management Agreement was terminated, and Dr. Chen's annual salary was changed to $200,000 per year. See Employment Agreement.

(4) Represents the approximate fair market value of 17,460 shares of Class B Common Stock, 34,919 shares of Class E-1 Common Stock, and 34,919 shares of Class E-2 Common Stock issued to Mr. Comfort in May 1996 in exchange for services rendered.

(5) Represents premium for life insurance paid by the Company on behalf of Dr. Chen.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   Percentage of Total
                                                   Options Granted to
                            Number of Shares          Employees and
                           Underlying Options      Directors in Fiscal      Exercise or Base
         Name                    Granted                  Year               Price Per Share         Expiration Date
--------------------------------------------------------------------------------------------------------------------
Dr. Carl Chen                    100,000                  31.75                   $5.00               May 26, 2007
James A. Lovell, Jr.              25,000                   7.94                   $5.00               March 3, 2007
S. B. Lai                         25,000                   7.94                   $5.00               March 3, 2007
William V. Leeds                  45,000                  14.29                   $5.00               March 3, 2007
David Turner                      30,000                   9.52                   $5.00               March 3, 2007


(1) None of the reported options were in-the-money at the end of the fiscal year as a result of the closing price of the Common Stock as reported on the NASDAQ System on December 31, 1997 ($2.5625/share) being less than the exercise price of those options ($5.00/share).

Employment Agreement

         The Company entered into an eight-year employment agreement (the Chen Employment Agreement) with Dr. Carl Chen, the Company's, Chairman, Chief Executive Officer and President, commencing in May 1996. The Chen Employment Agreement provides that, in consideration for Dr. Chen's services, he is to be paid an annual salary of $200,000. He will receive increases in salary and bonuses as deemed appropriate by the Board of Directors. The Company will maintain life insurance coverage on Dr. Chen, and Dr. Chen may name the beneficiary of such policy. The Chen Employment Agreement also provides that he will not compete with the Company during the term of the Agreement and for eighteen months thereafter and that, if Dr. Chen's employment is terminated by the Company without cause (as defined therein), he will receive up to eighteen months' salary as severance, payable monthly commencing on the thirtieth day following such termination without cause.

Compensation of Directors

         Non-employee directors receive $1,000 for each Board of Directors meeting attended. The Company pays all out-of-pocket expenses of attendance.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's outstanding voting securities, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group.

                         Name and Address of       Common Stock       Percent of
Title of Class           Beneficial Owner(1)   Beneficially Owned(2)   Ownership
-------------------------------------------------------------------------------
Class A   Common Stock   Dr. Carl L. Chen(3)          25,000               .35%
Class B   Common Stock                               826,751              43.5%
Class E-1 Common Stock                             1,653,503             41.34%
Class E-2 Common Stock                             1,653,503             41.34%

Class A   Common Stock   Gene Comfort(4)               5,000                 0%
Class B   Common Stock                                60,001              3.15%
Class E-1 Common Stock                               120,000              3.00%
Class E-2 Common Stock                               120,000              3.00%

Class A   Common Stock   C.M. Cheng(4)(5)              5,000                 0%
Class B   Common Stock                             1,013,572             53.33%
Class E-1 Common Stock                             2,027,144             50.67%
Class E-2 Common Stock                             2,027,144             50.67%

Class A   Common Stock   Steve Gorlin(6)              20,000               .28%

Class A   Common Stock   James A. Lovell Jr.(4)        6,000                 0%

Class A   Common Stock   S.B. Lai, Ph.D.(8)                0                 0%

Class A   Common Stock   David Turner(9)               6,100                 0%

Class A   Common Stock   All executive officers       67,100               .95%
Class B   Common Stock    and directors as a       1,900,324               100%
Class E-1 Common Stock    group (6 persons)        3,800,647             95.02%
Class E-2 Common Stock                             3,800,647             95.02%

Class B   Common Stock   Harpa Limited(7)          1,013,572             53.33%
Class E-1 Common Stock                             2,027,144             50.67%
Class E-2 Common Stock                             2,027,144             50.67%

Class B   Common Stock   Shih Jen Yeh(7)           1,013,572             53.33%
Class E-1 Common Stock                             2,027,144             50.67%
Class E-2 Common Stock                             2,027,144             50.67%

Class B   Common Stock   Chyao Chi Yeh(7)          1,013,572             53.33%
Class E-1 Common Stock                             2,027,144             50.67%
Class E-2 Common Stock                             2,027,144             50.67%

Class A   Common Stock   Fidelity Management
                          Research Company(10)       513,000              7.28%
---------------------

(1) Except as otherwise indicated, the address of each principal stockholder is c/o the Company at 3501 Lakewood Blvd., Long Beach, California 90808. The Company believes that all persons named have sole voting power and sole investment power, subject to community property laws where applicable.

(2) The Common Stock of the Company is divided into four classes. Each share of Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock is entitled to five votes per share, and Class A Common Stock is entitled to one vote per share. The shares of Class E Common Stock are subject to redemption by the Company if the Company does not achieve certain income or market price levels.

(3) Includes 200,000 shares of Class E-2 Common Stock held by Julie C. Chen, as trustee of the Eric F. Chen Trust under Declaration of Trust dated August 31, 1996, for the benefit of Eric F. Chen, Dr. Chen's son. Julie Chen is Dr. Chen's sister-in-law. Dr. Chen disclaims beneficial ownership of the 200,000 shares held by the Trust for the benefit of his son. Excludes 75,000 shares of Class A Common Stock issuable upon the exercise of options not exercisable within 60 days and includes options for 25,000 shares of Class A Common Stock which are currently exercisable.

(4) Excludes 20,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days and includes options for 5,000 shares of Class A Common Stock which are currently exercisable.

(5) Includes 5,217,860 shares of Common Stock held by Harpa Limited, a Cayman Island corporation (Harpa). C.M. Cheng is a director of Harpa and has sole voting and investment control over the shares of Common Stock held by Harpa and thus may be deemed to beneficially own such shares. Mr. Cheng disclaims beneficial ownership of such shares. The address of Harpa is c/o Coutts Co. (Cayman) Ltd., Coutts House, P.O. Box 707, West Bay Road, Grand Cayman, Cayman Islands.

(6) Common Stock beneficially owned is Class A Common Stock which was contained in 15,000 Units purchased by Mr. Gorlin in March and April 1997. Excludes 20,000 shares of Class A Common Stock issuable upon the exercise of options not exercisable within 60 days and includes options for 5,000 shares of Class A Common Stock issuable upon the exercise of options which are currently exercisable.

(7) The voting stock of Harpa is currently held equally by Shih Jen Yeh and Chyao Chi Yeh, who are children of Song Gen Yeh, the former Chairman and principal stockholder of the Company. See Certain Transactions. The address of Mr. Shih Jen Yeh and Mr. Chyao Chi Yeh is 14th Floor, No. 55, Section 2, Chung-Cheng Road, Shih-Lin District, Taipei, Taiwan.

(8) Excludes 25,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days.

(9) Excludes 24,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days and includes 6,000 shares of Class A Common Stock issuable upon the exercise of options.

(10) The address for Fidelity Management Research Company is 82 Devonshire Street, Boston, Massachusetts 02109.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          As of April 30, 1997, all Form 3 reports required to be filed pursuant to Rule 16(a) of the Securities Exchange Act of 1934, as amended during fiscal 1997 had been filed (other than S.B. Lai), and the Company is not aware of any failures to file a required form.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1990 through December 1993, Mr. Song Gen Yeh, who was at that time a principal stockholder and director of the Company, advanced funds to the Company in the aggregate amount of $10,478,000. In December 1993, the Company entered into an agreement with Mr. Yeh to repay such advances through the issuance of 584,074 shares of Class B Common Stock, 1,168,148 shares of Class E-1 Common Stock, and 1,168,148 shares of Class E-2 Common Stock of the Company. Such shares were issued to Mr. Yeh in June 1996. From 1994 through 1995, Mr. Yeh provided additional advances to the Company aggregating $250,000. In June 1996, such advances were repaid by the Company through the issuance of 13,937 shares of Class B Common Stock, 27,873 shares of Class E-1 Common Stock, and 27,873 shares of Class E-2 Common Stock. Such shares were subsequently transferred to Harpa Limited (Harpa), a Cayman Islands corporation the voting stock of which is controlled by two of Mr. Yeh's children. C.M. Cheng, a director of the Company, is the Director of Harpa and, as such, has the power to vote the shares of the Company's Common Stock held by Harpa. See Principal Stockholders.

         In January 1990, the Company entered into a five-year agreement (the Management Agreement) with SIDA Corporation (SIDA). Dr. Carl L. Chen, the Chairman, Chief Executive Officer and President of the Company, was, at that time, a principal stockholder of SIDA, and the other two stockholders of SIDA were also, at that time, stockholders of the Company. The Management Agreement provided for annual payments to SIDA of $140,000 for management services consisting essentially of those customarily performed by the President of a company. The SIDA agreement expired by its terms in January 1995. As of June 30, 1996, SIDA was owed $259,000 of unpaid management fees. This amount, together with accrued interest of $64,000 through August 30, 1996, was paid from the proceeds of a Bridge Financing in September 1996. In October 1993 and February 1994, the Company obtained loans from SIDA in the aggregate principal amount of $110,000, bearing interest at 12%. These loans, together with accrued interest of $31,000, were repaid from the proceeds of the Bridge Financing in September 1996.

         In February and July 1994, the Company received loans in an aggregate principal amount of $565,000, bearing interest at a rate of 12%, from four individuals who were at the time not affiliated with the Company. One of such persons, C.M. Cheng, became a director of the Company in June 1996. These loans, together with accrued interest of $161,000, were repaid with the proceeds of the Bridge Financing in September 1996.

         In December 1994, the Company entered into a New Management Agreement (the New Management Agreement) with Dr. Chen which took effect in January 1995. Pursuant to the New Management Agreement, Dr. Chen agreed to serve as the Company's President and Chief Executive Officer. The New Management Agreement had a term of 10 years and provided that Dr. Chen was to receive a signing bonus of 139,365 shares of Class B Common Stock, 278,730 shares of Class E-1 Common Stock, and 278,730 shares of Class E-2 Common Stock, an annual salary of $350,000, and additional annual compensation payable in 147,727 shares of Class B Common Stock, 295,454 shares of Class E-1 Common Stock, and 295,454 shares of Class E-2 Common Stock. In May 1996, Dr. Chen agreed to terminate the New Management Agreement. Pursuant to the New Management Agreement and in connection with its termination, the Company issued a total of 577,823 shares of Class B Common Stock, 1,155,647 shares of Class E-1 Common Stock, and 1,155,647 shares of Class E-2 Common Stock to Dr. Chen. At June 30, 1996, $144,000 remained accrued and unpaid under the New Management Agreement. This amount was paid to Dr. Chen with the proceeds of the Bridge Financing in September 1996.

         In May 1996 the Company entered into an Employment Agreement with Dr. Chen pursuant to which he agreed to serve as its Chairman, Chief Executive Officer and President. See Management Employment Agreement. As of August 31, 1996, compensation of $69,000 was accrued and unpaid under this Agreement. This amount was paid from the proceeds of the Bridge Financing in September 1996.

         From September 1995 through August 1996, Dr. Chen made loans bearing interest at a rate of 12% to the Company in the aggregate principal amount of $562,000. In May 1996, Dr. Chen agreed to convert $336,000 of these loans into 187,118 shares of Class B Common Stock, 374,236 shares of Class E-1 Common Stock, and 374,236 shares of Class E-2 Common Stock. The remaining $226,000 principal amount of these loans, together with $36,000 of accrued interest, was repaid with the proceeds of the Bridge Financing in September 1996.

         In 1994 and 1995, the Company obtained loans from General Bank in the aggregate principal amount of $900,000. This loan bore interest at the prime rate plus 1.5% and had a maturity date of October 1996. Repayment of the loan was guaranteed by the Small Business Administration, the California Export Finance Office and Dr. Chen and was secured by substantially all the assets of the Company. The total outstanding balance of the loan of approximately $915,000 (including accrued interest) was repaid from the proceeds of the Bridge Financing in September 1996.

         In May 1996, the Company issued 17,460 shares of Class B Common Stock, 34,919 shares of Class E-1 Common Stock, and 34,919 shares of Class E-2 Common Stock to Gene Comfort, its Executive Vice President, as partial consideration for marketing and general administrative services performed by Mr. Comfort for the Company. In September 1996, $34,000 of accrued but unpaid salary was paid to Mr. Comfort from the proceeds of the Bridge Financing.

         In May 1997, Dr. Chen transferred 12,541 shares of Class B Common Stock, 25,081 shares of Class E-1 Common Stock and 25,081 shares of Class E-2 Common Stock to Gene Comfort. Also in May 1997, Harpa Limited transferred 30,000 shares of Class B Common Stock, 60,000 shares of Class E-1 Common Stock and 60,000 shares of Class E-2 Common Stock to Gene Comfort.

         The Company believes that each of the foregoing transactions was on terms at least as favorable to the Company as those that could have been obtained from nonaffiliated third parties.


                            PROPOSALS OF SHAREHOLDERS

         A proper proposal submitted by a shareholder for presentation at the Company's 1999 Annual Meeting and received at the Company's executive offices no later than December 31, 1998, will be included in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.


                                    EXPENSES

         The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.


                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report for the fiscal year ended December 31, 1997 is being mailed to Shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No. __________)




Filed by Registrant:
Filed by a Party other than the Registrant:

Check the appropriate box:

 Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

__   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
__ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. Title of each class of securities to which transaction applies: __________ Aggregate number of securities to which transaction applies: ___________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________
     Proposed maximum aggregate value of transaction: ____________
     Total fee paid: _____________
__   Fee paid previously with preliminary materials.
__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. __________ Amount Previously Paid: ____________
     Form, Schedule or Registration Statement No.:_________________
     Filing Party: ______________________
     Date Filed: ___________________

Addendum to Proxy

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
                             1998 STOCK OPTION PLAN


         1. PURPOSE. This Stock Option Plan (the "Plan") a is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the "Corporation"), and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation.

         2.       ADMINISTRATION.

                  2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of three or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation ss. 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

                  2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

                  2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation ("Parent or Subsidiary"), as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

                  2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

                  2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

         3.       ELIGIBILITY.

                  3.1 General. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time and no person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant. No employee shall be granted more than 50,000 options in any one year period.

                  3.2      Termination of Eligibility.

                         3.2.1  If an  optionee  ceases  to be  employed  by the
Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

                         3.2.2  If an  optionee  ceases  to be  employed  by the
Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

                  3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

                  3.4 Limitation on Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

         4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 500,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

         5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

                  5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

                  5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive

Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 100% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

                  5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

                  5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

                  5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

                         5.5.1  Full  payment  in  cash  or  certified  bank  or
cashier's check;

                         5.5.2 A Promissory Note (as defined below);

                         5.5.3 Full payment in shares of Stock other  securities
of the Corporation having a fair market value on the Exercise Date in the amount equal to the option exercise price;

                         5.5.4 A combination of the  consideration  set forth in
Sections 5.5.1, 5.5.2 and 5.5.3 equal to the option exercise price; or

                         5.5.5 Any other  method of payment  complying  with the
provisions  of  Section  422 of the Code  with  respect  to  Incentive  Options, including, but not limited to, the delivery by optionee of an irrevocable direction to a securities broker approved by the Corporation to sell the Stock and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the exercise price and any withholding taxes provided that the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

                  5.6 Fair Market Value. The fair market value of a share of Stock or other security of the Corporation on any relevant date shall be determined in accordance with the following provisions:

                         5.6.1 If the Stock or other security of the Corporation
at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

                         5.6.2 If the Stock or other security of the Corporation
is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock or other security of the Corporation on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock or other security of the Corporation on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                         5.6.3 If the Stock or other security of the Corporation
is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock or other security of the Corporation on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock or other security of the Corporation, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock or other security of the Corporation on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  5.7 Promissory Note. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest.

                  5.8 Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

                  5.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

                  5.10 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

         6.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  6.1  Subdivision  or  Consolidation.  Subject to any  required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

                  6.2 Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate immediately prior to such Capital Transaction, unless such options are assumed by a successor corporation in a merger or consolidation; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 30 days prior to such Capital Transaction, to exercise all vested options. Notwithstanding the foregoing, in the event there is a merger or consolidation where the Corporation is not the surviving corporation, all options granted under this Plan shall vest 30 days prior to such merger or consolidation unless such options are assumed by the successor corporation in such merger or consolidation. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

                  6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

                  6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

         7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer by the optionee of any option granted under this Plan in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

         8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

         9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

         10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

         11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

         12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

         13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

         14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of

Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void.

         15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

         16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

         17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Act and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or any applicable state securities law.

         18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable state or federal securities laws as determined by the Committee.

         19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

         As adopted by the Board of Directors as of March 2, 1998.


                                       ADVANCED AERODYNAMICS & STRUCTURES,
                                       INC., a Delaware corporation


                                       By:
                                          Dr. Carl L. Chen, Chairman

                                    EXHIBIT A



                                                ____________, 1998


`
Advanced Aerodynamics & Structures, Inc.
3060 Airport Way
Long Beach, CA  90806

         Re:  1998 Stock Option Plan

To Whom It May Concern:

         This letter is delivered to Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the "Corporation"), in connection with the grant to (the "Optionee") of an option (the "Option") to purchase shares of common stock of the Corporation (the "Stock") pursuant to the Advanced Aerodynamics & Structures, Inc., 1998 Stock Option Plan dated March __, 1998 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

         The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

         In addition, the Optionee makes the following representations and warranties:

         1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         2. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee. The Optionee is able to bear the economic risk of an investment in the Option and the Stock.



                               Exhibit A - Page 1

         3. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available. The Optionee understands that the certificate representing the Stock shall bear the legends set forth in the Plan.

         4. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

         5. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

         6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

         The   foregoing   representations   and   warranties   are   given   on
______________, 1998 at --------------------.


                                           OPTIONEE:


                                           -----------------------------



                               Exhibit A - Page 2

                                    EXHIBIT B


                                                ____________, 1998




Advanced Aerodynamics & Structures, Inc.
3060 Airport Way
Long Beach, CA  90806

         Re:  1998 Stock Option Plan

To Whom It May Concern:

         I (the "Optionee") hereby exercise my right to purchase shares of common stock (the "Stock") of Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the "Corporation"), pursuant to the Advanced Aerodynamics & Structures, Inc. 1998 Stock Option Plan dated [26] (the "Plan") and the Stock Option Agreement (the "Agreement") dated , 1998. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (spouse) , as (style of vesting)).

         The Optionee hereby represents as follows:

         1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         2. The Optionee is able to bear the economic risk of his investment in the stock options of the Corporation and the Stock issuable upon exercise thereof.

         3. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee.




                               Exhibit B - Page 1

         The   foregoing   representations   and   warranties   are   given   on
______________, 1998 at --------------------.


                                    OPTIONEE:






                               Exhibit B - Page 2